UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 21, 2016

PARSLEY ENERGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000 Austin, Texas 78701
(Address of Principal Executive Offices) (Zip Code)

(737) 704-2300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 21, 2016, the Board of Directors (the “Board”) of Parsley Energy, Inc. (the “Company”), upon the recommendation of its Nominating and Governance Committee, appointed Jerry Windlinger to the Board as a Class II director, with a term expiring at the 2019 annual meeting of stockholders, and until he is either re-elected or his successor is elected and qualified. The Board determined that Mr. Windlinger meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards, and that there are no transactions between the Company and Mr. Windlinger that would require disclosure under Item 404(a) of Regulation S-K.
In connection with his appointment, the Company and Mr. Windlinger entered into an indemnification agreement which requires the Company to indemnify him to the fullest extent permitted under Delaware law against liability that may arise by reason of his service as a director, and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified. The foregoing description of the indemnification agreement is not complete and is qualified in its entirety by reference to the full text of the indemnification agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.
Mr. Windlinger will receive the standard non-employee director compensation for serving on the Board. The specific terms of such compensation are described further in the Company's annual proxy statement that was filed with the Securities and Exchange Commission on April 22, 2016. Any compensation paid to Mr. Windlinger in 2016 will be prorated from the date of his appointment through the end of the fiscal year.

Item 7.01.	Regulation FD Disclosure.
A copy of the Company’s news release announcing the appointment of Mr. Windlinger to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1†	Indemnification Agreement, dated as of December 21, 2016, by and between the Company and Jerry Windlinger.
99.1	News Release, dated December 21, 2016, titled “Parsley Energy Announces Appointment of Jerry Windlinger to its Board of Directors.”
†     Compensatory plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By: /s/ Colin W. Roberts
Colin W. Roberts
Vice President—General Counsel

Dated: December 21, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1†	Indemnification Agreement, dated as of December 21, 2016, by and between the Company and Jerry Windlinger.
99.1	News Release, dated December 21, 2016, titled “Parsley Energy Announces Appointment of Jerry Windlinger to its Board of Directors.”
†     Compensatory plan or arrangement

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